UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): October 20, 2023

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the October 17, 2023 Annual Meeting of Stockholders, holders of common stock were asked to consider and vote upon the:
1.election of seven directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;
2.approval of an amendment and restatement of IZEA's Amended and Restated 2011 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by 1,800,000 and to reflect emerging best practices;
3.ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
4.approval, on a non-binding advisory basis, the compensation paid to IZEA's named executive officers (commonly known as "say-on-pay");
PROPOSAL 1
Stockholders voted with respect to election of each of the nominees for director identified in the proxy statement as follows:

Nominee	For	Withheld	Broker Non-Votes
Edward H. (Ted) Murphy	2,405,303	246,779	4,152,615
Ryan S. Schram	2,404,608	247,474	4,152,615
Brian W. Brady	1,915,624	736,458	4,152,615
John H. Caron	2,253,282	398,800	4,152,615
Lindsay A. Gardner	2,258,883	393,199	4,152,615
Daniel R. Rua	2,207,987	444,095	4,152,615
Patrick J. Venetucci	2,256,714	395,368	4,152,615
As a result of this vote, each of Mr. Murphy, Mr. Schram, Mr. Brady, Mr. Caron, Mr. Gardner, Mr. Rua, and Mr. Venetucci was elected as a director to serve until the 2024 annual meeting of stockholders and until his successor is duly elected and qualified.
PROPOSAL 2
Stockholders voted to amend and restate IZEA's Amended and Restated 2011 Equity Incentive Plan as follows:

For	Against	Abstained	Broker Non-Votes
2,327,447	309,230	15,405	4,152,615
PROPOSAL 3
Stockholders voted to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2023, as follows:

For	Against	Abstained
6,613,677	148,523	42,497
PROPOSAL 4
Stockholders voted on a non-binding, advisory basis, with respect to compensation paid to our named executive officers as described in the executive compensation table set forth in the Proxy Statement for the Meeting as follows:

For	Against	Abstained	Broker Non-Votes
2,326,494	308,258	17,330	4,152,615

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Amendment and Restatement to the Amended and Restated 2011 Equity Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: October 20, 2023	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy Chief Executive Officer